Pursuant to Rule 497(e)
                                                      Registration No. 333-11283




                         SUNAMERICA FOCUSED SERIES, INC.


               Focused Fixed Income and Equity Strategy Portfolio


  SUPPLEMENT DATED SEPTEMBER 20, 2006 TO THE PROSPECTUS DATED FEBRUARY 28, 2006


         Effective immediately, Class I shares of the Focused Fixed Income and Equity Strategy Portfolio (the "Portfolio") are no longer offered for sale.